REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), made as of February ___, 2010 (the “Effective Date”), by and between New Generation Biofuels Holdings, Inc., a Florida corporation (the “Company”), and each of the persons and entities listed on Exhibit A attached hereto (the “Holders”).

RECITALS

WHEREAS, simultaneously with the execution and delivery of this Agreement, the Holders have agreed to purchase, pursuant to a Subscription Agreement between the Company and each Holder (the “Subscription Agreement”), up to 3,000,000 shares (the “Shares”) of common stock of the Company, $0.001 par value per share (the “Common Stock”) and each Holder has been granted the option (the “Option”) to purchase additional shares of Common Stock during a specified exercise period (the “Option Shares”), all as described more fully in the Subscription Agreement; and

WHEREAS, the Subscription Agreement requires the Company to grant registration rights with respect to the Shares and the Option Shares as set forth herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.           Definitions.   As used in this Agreement, the following capitalized terms have the following respective meanings:

“Business Day” means a day other than a Saturday or Sunday or any day on which banking institutions in New York City, New York are authorized or obligated by law or executive order to close.

“Common Stock” means the Common Stock of the Company, par value $.001 per share.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof is deemed to include a reference to the comparable section, if any, of any such similar federal statute.

“Majority of Holders” means Holders holding more than 50% in aggregate principal amount of the Registrable Securities outstanding at the time of any determination in question.

“Person” means any individual, corporation, partnership, limited partnership, limited liability company, syndicate, trust, association or other entity.

Prospectus” means the prospectus included in any Shelf Registration Statement, as amended or supplemented by any Prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Shelf Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Registrable Securities” means any Shares and Option Shares issued or issuable to a Holder, and any shares of Common Stock that may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization or reclassification and any shares of Common Stock described in Section 2(c) of this Agreement. Any particular Registrable Securities that are issued will cease to be Registrable Securities when (i) a registration statement with respect to the sale by the Holder of such securities becomes effective under the Securities Act and such securities have been disposed of in accordance with such registration statement, (ii) such securities have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) all of the Registrable Securities then owned by such Holder could be sold pursuant to Rule 144(b), or (iv) such securities have ceased to be outstanding. For the avoidance of doubt, the Company is under no obligation to register the Common Stock underlying any Warrants granted in connection with the Shares or Option Shares.

“Registration Expenses” means any and all expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. (the “NASD”) registration and filing fees (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in NASD conduct rule 2720, and of its counsel), (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or “cold comfort” letters required by or incident to such performance and compliance, and (vi) the reasonable fees and disbursements of counsel selected pursuant to Section 4(b) hereof.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof will be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

“SEC” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

“Selling Expenses” means underwriting or brokerage discounts, fees and commissions and transfer taxes, if any, applicable to the sale of Registrable Securities.

“Underwritten Offering” means an offering pursuant to the Shelf Registration Statement in which Registrable Securities are sold to an underwriter for reoffering to the public.

2.           Shelf Registration.

(a)         The Company shall:

(i)           use its best efforts to file, not later than 10 days after the Effective Date, or as soon thereafter as practicable, a registration statement on an appropriate form pursuant to Rule 415 (or any successor rule) under the Securities Act (together with any amendments thereto, and including any documents incorporated by reference therein if permitted by such form, the “Shelf Registration Statement”), which Shelf Registration Statement shall provide for resales of all Registrable Securities held by Holders that have provided the information required pursuant to the terms of Section 2(b) hereof;

(ii)          use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective by the SEC as promptly as is practicable after the date it is first filed with the SEC, but in no event later than 180 days after the Effective Date (the “Effectiveness Target Date”); and

(iii)         use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 3 hereof to the extent necessary to ensure that: (A) it is available for resales by the Holders of Registrable Securities entitled to the benefit of this Agreement and (B) conforms with the requirements of this Agreement and the Securities Act, in each case, for a period (the “Effectiveness Period”) that will terminate when all Registrable Securities cease to be Registrable Securities in accordance with this Agreement.

(b)         To have its Registrable Securities included in the Shelf Registration Statement pursuant to this Agreement, each Holder shall complete the Selling Shareholder Notice and Questionnaire, the form of which is contained in Exhibit B to this Agreement (the “Questionnaire”).  Holders that do not complete and deliver the Questionnaire will not be named as selling shareholders in the Prospectus.  In addition, upon receipt of written request for additional information from the Company, each Holder who intends to be named as a selling shareholder in the Shelf Registration Statement shall furnish to the Company in writing, within 3 Business Days after such Holder’s receipt of such request, such additional information regarding such Holder and the proposed distribution by such Holder of its Registrable Securities, in connection with the Shelf Registration Statement or Prospectus or preliminary Prospectus included therein and in any application to be filed with or under state securities law, as the Company may reasonably request. Each Holder agrees to furnish promptly to the Company all information required to be disclosed in order to make any information previously furnished to the Company by such Holder not materially misleading.

(c)         The Company shall be entitled to include in the Shelf Registration Statement other shares of Common Stock (i) to be sold for its own account or (ii) which the Company is obligated to register for resale by others, and such shares shall be Registrable Securities for all purposes hereof.

(d)          Notwithstanding anything contained herein to the contrary, the Company shall be entitled to exclude from any Shelf Registration Statement such Registrable Securities as the Company determines is reasonably necessary for the offering to qualify as a secondary (rather than a primary) offering pursuant to Rule 415 under the Securities Act in response to comments from the staff of the SEC.

3.           Registration Procedures.

(a)          In connection with the Shelf Registration Statement, the Company shall use its reasonable best efforts to effect such registration to permit the sale of the Registrable Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto, shall expeditiously prepare and file with the SEC a Shelf Registration Statement relating to the registration on any appropriate form under the Securities Act.

(b)          In connection with the Shelf Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Registrable Securities, the Company shall:

(i)           Use its best efforts to keep the Shelf Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the Shelf Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not be effective and usable for the resale of Registrable Securities during the Effectiveness Period, the Company shall file promptly an appropriate amendment to the Shelf Registration Statement, a supplement to the Prospectus or a report filed with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its best efforts to cause any such amendment to be declared effective and the Shelf Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter. Notwithstanding anything to the contrary contained herein, the Company may delay the filing or declaration of effectiveness, and/or suspend the effectiveness, of the Shelf Registration Statement by written notice to the Holders for a period (each such period, a “Suspension Period”) not to exceed an aggregate of 45 days in any 90-day period, and not to exceed an aggregate of 180 days in any 360-day period, if:

(x)          an event occurs and is continuing as a result of which the Shelf Registration Statement would, in the Company’s reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

(y)          the Company reasonably determines that the disclosure of such event at such time would be seriously detrimental to the Company or its business;

provided, that in the event that the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Company’s ability to consummate such transaction, the Company may extend a Suspension Period from 45 days to 60 days during any 90-day period.

(ii)          Notify each selling Holder of the effectiveness of the Shelf Registration Statement and prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Shelf Registration Statement or supplement to the Prospectus.

(iii)         Advise the selling Holders (and the underwriter(s), if any):

(A)           of the issuance by the SEC of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, or

(B)           of the existence of any fact or the happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein, untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order to make the statements therein not misleading. Each Holder of Registrable Securities, by accepting the same, agrees to hold any communication from the Company pursuant to this Section 3(b)(iii) in confidence.

If at any time the SEC shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or “blue sky” laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time and will provide to the each Holder who is named in the Shelf Registration Statement prompt notice of the withdrawal of any such order.

(iv)         Furnish to each selling Holder (and to each underwriter(s), if any), and their respective counsel, if any, before filing with the SEC, a copy of the Shelf Registration Statement (including any amendments thereto) and copies of any Prospectus (including any supplements thereto) included therein or any amendments or supplements to the Shelf Registration Statement or Prospectus (other than documents incorporated by reference after the initial filing of the Shelf Registration Statement), which documents shall reflect such comments as the Holders (and their counsel) may reasonably and timely propose.

(v)          Make reasonably available for inspection by one or more representatives of the selling Holders designated in writing by a Majority of Holders whose Registrable Securities are included in the Shelf Registration Statement, any underwriter participating in any distribution pursuant to the Shelf Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all relevant financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative or representatives of the selling Holders, underwriter, attorney or accountant in connection with the Shelf Registration Statement as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, provided, however, that any information designated by the Company as confidential at the time of delivery of such information shall be kept confidential by the recipient thereof; and provided, further, that in no event shall the Company be required to furnish any material nonpublic information pursuant to this subsection (v).

(vi)         If requested by any selling Holders or the underwriter(s), if any, promptly incorporate in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein and to which the Company does not reasonably object, including, without limitation: (A) information relating to the “Plan of Distribution” of the Registrable Securities, (B) information with respect to the number of Registrable Securities being sold, (C) the purchase price being paid therefor and (D) any other terms of the offering of the Registrable Securities to be sold in such offering; provided, however, that with respect to any information requested for inclusion by a selling Holder, this clause (vi) shall apply only to such information that relates to the Registrable Securities to be sold by such selling Holder; and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after the Company is notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

(vii)        If an underwriting agreement is entered into in connection with the registration, the Company shall:

(A)        upon reasonable request, furnish to each selling Holder and each underwriter, in such substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings for selling security holders, upon the date of closing of any sale of Registrable Securities in an Underwritten Offering:

(1)           opinions, each dated the date of such closing, of counsel to the Company covering such of the matters as are customarily covered in legal opinions to underwriters in connection with underwritten offerings of securities; and

(2)           customary comfort letters, dated the date of such closing, from the Company’s independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings of securities;

(B)         set forth in full in the underwriting agreement, if any, indemnification provisions and procedures which provide rights no less protective than those set forth in Section 5 hereof with respect to all parties to be indemnified; and

(C)         deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the selling Holders pursuant to this clause (vii).

(viii)       Before any public offering of Registrable Securities, use its best efforts to register or qualify the Registrable Securities under the securities or Blue Sky laws of such jurisdictions in the United States as the selling Holders or underwriter(s), if any, may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required (A) to register or qualify as a foreign corporation or a dealer of securities where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject or (B) to subject itself to taxation in any such jurisdiction if it is not now so subject.

(ix)         Cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws) and enable such Registrable Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least three Business Days before any sale of Registrable Securities.

(x)           Subject to Section 3(b)(i) hereof, if any fact or event contemplated by Section 3(b)(iii)(B) hereof shall exist or have occurred, use its reasonable best efforts to prepare a supplement or post-effective amendment to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(xi)         Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of the Shelf Registration Statement.

(xii)        Cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation that is required to be retained in accordance with the rules and regulations of the NASD.

(xiii)        Otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC and all reporting requirements of the Exchange Act.

(xiv)       Enter into such customary agreements (including underwriting agreements in customary form) and take all such other lawful actions as a Majority of Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of Registrable Securities (including effecting a stock split or combination of shares).

(xv)        Cause all Registrable Securities covered by the Shelf Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or quoted.

(c)          Each Holder agrees that, upon receipt of any notice (a “Suspension Notice”) from the Company of the existence of any fact of the kind described in Section 4(b)(x) or Section 4(b)(iii)(B) hereof, such Holder will, and will use its reasonable efforts to cause any underwriter(s) in an Underwritten Offering to, forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until:

(i)           such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 4(b)(xiii) hereof; or

(ii)           such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

If so directed by the Company, each Holder will deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities that was current at the time of receipt of such notice of suspension.

(d)          If a Holder is identified in the Shelf Registration Statement as an “underwriter” (any such Holder, an “Identified Holder”), then at the request of such Identified Holder the Company shall furnish to such Identified Holder, on the date of the effectiveness of the Shelf Registration Statement and thereafter from time to time on such dates as such Identified Holder may reasonably request, (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Identified Holder, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of the Shelf Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to such Identified Holder.

4.           Registration Expenses.

(a)           The Company shall pay all Registration Expenses incident to the Company’s performance of or compliance with this Agreement. The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties), the expenses of any annual audit or quarterly review, the expense of any liability insurance and the fees and expenses of any Person, including special experts, retained by the Company.

(b)           In connection with the Shelf Registration Statement required by this Agreement, including any amendment or supplement thereto, and any other documents delivered to any Holders, the Company shall reimburse the Holders of Registrable Securities being registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel (including local counsel), which shall be chosen by a Majority of Holders for whose benefit the Shelf Registration Statement is being prepared. The Company shall not be required to pay any underwriting discount, commission or similar fee related to the sale of any securities.

(c)           Each Holder shall bear its Selling Expenses.

5.           Indemnification and Contribution.

(a)           The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each Holder, such Holder’s officers, directors, members, agents, partners and employees and each person, if any, who controls such Holder within the meaning of the Securities Act (each, an “Indemnified Holder”), from and against any loss, claim, damage, liability or expense, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability, expense, or action relating to resales of the Registrable Securities), together with reasonable costs and expenses (including reasonable attorney’s fees) to which such Indemnified Holder may become subject, insofar as any such loss, claim, damage, liability, expense or action arises out of, or is based upon:

(i)         any untrue statement or alleged untrue statement of a material fact contained in (A) the Shelf Registration Statement or Prospectus or any amendment or supplement thereto or (B) any blue sky application or other document or any amendment or supplement thereto prepared or executed by the Company (or based upon written information furnished by or on behalf of the Company expressly for use in such blue sky application or other document or amendment on supplement) filed in any jurisdiction specifically for the purpose of qualifying any or all of the Registrable Securities under the securities law of any state or other jurisdiction (such application or document being hereinafter called a “Blue Sky Application”); or

(ii) the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall promptly reimburse each Indemnified Holder promptly upon demand for any legal or other expenses reasonably incurred by such Indemnified Holder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability, expense or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, expense or action arises out of, or is based upon, (A) any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or Prospectus or amendment or supplement thereto or Blue Sky Application or other document referred to in Section 5(a)(i) hereof in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder (or its related Indemnified Holder) specifically for use therein or (B) the failure by the Holder or Indemnified Holder to deliver to any purchaser of its Registrable Securities the Prospectus and any supplement or amendment thereto after the Company has furnished such Holder or Indemnified Holder with a sufficient number of copies of the same. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to any Indemnified Holder.

(b)           Each Holder, severally and not jointly, shall indemnify and hold harmless, to the fullest extent permitted by law, the Company, each other Holder, their respective officers, directors, agents and employees and each person, if any, who controls the Company or such other Holder within the meaning of the Securities Act, from and against any loss, claim, damage, liability or expense, joint or several, or any action in respect thereof, to which the Company, such other Holder or any such officer, director, agent, employee or controlling person may become subject, insofar as any such loss, claim, damage, liability, expense or action arises out of, or is based upon:

(i)           any untrue statement or alleged untrue statement of any material fact contained in the Shelf Registration Statement or Prospectus or any amendment or supplement thereto or any Blue Sky Application or other document referred to in Section 5(a)(i) hereof; or

(ii)           the omission or the alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information prepared and furnished to the Company by or on behalf of such Holder (or its related Indemnified Holder) specifically for use therein, and shall reimburse the Company and any such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Company or any such officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability, expense or action as such expenses are incurred, provided that the obligation to indemnify will be individual, not joint and several, for each Holder and shall be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to the Shelf Registration Statement.

(c)           Promptly after receipt by an indemnified party under this Section 5 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 5 except to the extent the indemnifying party has been prejudiced by such failure. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 5 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that a Majority of Holders shall have the right to employ at the expense of such Holders a single counsel to represent jointly the Holders and their respective directors, officers, members, agents, partners, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by Holders against the Company under this Section 5; and provided, further, that if a Majority of Holders shall have reasonably concluded that there may be one or more legal defenses available to them and their respective officers, employees and controlling persons that are different from or additional to those available to the Company and its officers, directors, employees and controlling persons, then the fees and expenses of such single separate counsel shall be paid for by the indemnifying party. No indemnifying party shall:

(i)           without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld or delayed) settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or

(ii)          be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d)          If the indemnification provided for in this Section 5 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 5(a) or 5(b) in respect of any loss, claim, damage, liability or expense (or action in respect thereof) referred to therein, each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability (or action in respect thereof):

(i)           in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other, or

(ii)          if the allocation provided by clause 5(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault referred to in clause 5(d)(i) but also the relative benefits received by the Company from the offering and sale of the Registrable Securities on the one hand and a Holder with respect to the sale by such Holder of the Registrable Securities on the other in connection with the statements or omissions or alleged statements or alleged omissions that resulted in such loss, claim, damage or liability (or action in respect thereof), as well as any other relevant equitable considerations.

The relative benefits received by the Company on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Registrable Securities (before deducting expenses) received by the Company, on the one hand, bear to the total proceeds received by such Holder (before deducting expenses) with respect to its sale of Registrable Securities on the other. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Holders on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and each Holder agree that it would not be just and equitable if the amount of contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the selling Holders were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). The amount paid or payable by an indemnified party as a result of the loss, claim, damage, liability or expense, or action in respect thereof, referred to above in this Section 5 shall be deemed to include, for purposes of this Section 5 and subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim.

Notwithstanding the provisions of this Section 5, no Holder shall be required to contribute any amount in excess of the amount by which net proceeds received by such Holder from the sale of Registrable Securities covered by the Shelf Registration Statement exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute as provided in this Section 5(d) are several and not joint.

6.           Participation in Underwritten Offerings.

No Holder may participate in any Underwritten Offering hereunder unless such Holder:

(a)           agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and

(b)           completes and executes all reasonable and customary questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements, provided that no Holder shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such Holder and such Holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 5 hereof.

7.           Selection of Underwriters.

The Holders of Registrable Securities covered by the Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banking firm or firms and manager or managers that will administer the offering will be selected by a Majority of Holders whose Registrable Securities are included in such offering; provided, that such investment banking firms must be reasonably satisfactory to the Company.

8.           Miscellaneous.

(a)          Amendments and Waivers. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Company has obtained the written consent of a Majority of Holders.

(b)          Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

(i)           if to a Holder, at the address set forth on the records Company of or the transfer agent of the Registrable Securities, as the case may be; and

(ii)	if to the Company: New Generation Biofuels Holdings, Inc.
5850 Waterloo Road, Suite 140
Columbia, Maryland 21045
Phone: (410) 480-8084
Fax: (443) 638-0277
Attn: Cary J. Claiborne

All such notices and communications shall be deemed to have been duly given at: the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if transmitted by facsimile; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

(d)           Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation subsequent Holders of Registrable Securities; provided, however, that (i) this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Registrable Securities from such Holder and agreed in writing to be bound by the terms of this Agreement and (ii) nothing contained herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of any Subscription Agreement or other agreement with the Company which restricts the sale or disposition of Registrable Securities. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

(e)           Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f)            Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g)           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflict of laws that would cause the laws of another jurisdiction to apply.

(h)           Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(i)           Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

NEW GENERATION BIOFUELS HOLDINGS, INC.

By:
Name:
Title:

[Holder Signature Page Follows]

The foregoing Agreement is hereby confirmed and accepted as of the date first written above.

Name of Holder

By:
Name:
Title:

EXHIBIT A

HOLDERS

[Names of each Holder shall be inserted upon the Closing]

EXHIBIT B

NOTICE AND QUESTIONNAIRE

(TIME SENSITIVE MATERIAL)

THIS NOTICE AND QUESTIONNAIRE MUST BE RETURNED TO NEW GENERATION BIOFUELS HOLDINGS, INC. (AT THE ADDRESS LISTED BELOW) ON OR BEFORE THE 15TH BUSINESS DAY FOLLOWING DELIVERY OF THE NOTICE AND QUESTIONNAIRE BY NEW GENERATION BIOFUELS HOLDINGS, INC. TO THE REGISTERED HOLDER.

Capitalized terms used but not defined herein shall have the respective meanings set forth in the Registration Rights Agreement, dated as of February ___, 2010 (the “Registration Rights Agreement”), between the Company and Holders named therein.

Form of Selling Securityholder Notice and Questionnaire

The undersigned Holder of the Registrable Securities of the Company understands that the Company has filed, or intends to file, with the SEC a Shelf Registration Statement for the registration and resale under Rule 415 of the Securities Act, Registrable Securities in accordance with the terms of the Registration Rights Agreement. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.

Each beneficial owner of Registrable Securities that has agreed in writing to be bound by the Registration Rights Agreement is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related Prospectus, deliver a Prospectus either to purchasers of Registrable Securities or, if relying on Rule 172 of the Securities Act, confirm that a current prospectus is deemed delivered in connection with the sale of Registrable Securities, and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related Prospectus.

NOTICE

The undersigned Holder (the “Selling Securityholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to Section 5(b) of the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company and certain other persons, from and against certain losses arising in connection with statements concerning the undersigned made in the Shelf Registration Statement or the related Prospectus in reliance upon the information provided in this Notice and Questionnaire.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.            Information Regarding Selling Securityholder

(a)	Full legal name of Selling Securityholder:

(b)	Full legal name of registered holder (if not the same as (a) above) through which Registrable Securities listed in Item (3) below are held:

(c)	Full legal name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

(d)
Is the Selling Securityholder an SEC-reporting company? If the Selling Securityholder is not an SEC-reporting company, list below the individual or individuals who exercise the voting and/or dispositive powers with respect to the Securities:

(e)	Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐ Yes.

☐ No.

Note: If yes, the SEC’s staff has indicated that you should be identified as an underwriter in the Shelf Registration Statement.

(f)	If your response to Item 1(e) above is “no,” are you an “affiliate” of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐ Yes.

☐ No.

For purposes of this Item 1(f), an “affiliate” of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

(g)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities to be resold, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

☐ Yes.

☐ No.

Note: If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Shelf Registration Statement.

(h)	Full legal name of person through which you hold the Registrable Securities – (i.e. name of your broker or the DTC participant, if applicable, through which your Registrable Securities are held):

Name of broker:________________________________________________________________________

DTC No:______________________________________________________________________________

Contact person:_________________________________________________________________________

Telephone No. (including area code):________________________________________________________

E-mail address:_________________________________________________________________________

2.          Address for Notices to Selling Securityholder

Telephone:____________________________________________________________________________

Fax:_________________________________________________________________________________

Contact Person:________________________________________________________________________

Email address:________________________________________________

3.           Beneficial Ownership of Registrable Securities

Number of shares of Registrable Securities of the Company beneficially owned:

____________________________________________________________________________________

CUSIP No(s). of such Registrable Securities beneficially owned:

____________________________________________________________________________________

4.           Nature of Beneficial Ownership

(a)	Check if the Selling Securityholder set forth in your response to Item 1(a) is any of the below:

(A)          A reporting company under the Exchange Act.☐

(B)	A majority owned subsidiary of a reporting company under the Exchange Act.☐

(C)	A registered investment fund under the Investment Company Act of 1940.☐

(b)	If the Selling Securityholder set forth in your response to Item 1(a) above is a limited partnership, state the names of the general partners of such limited partnership:

(A)
With respect to each general partner listed in Item 4(b) above who is not a natural person, and is not publicly-held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.

(c)
Name your controlling shareholder(s) (the “Controlling Entity”). If the Controlling Entity is not a natural person and is not a publicly-held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.

(A)	(i) Full legal name of Controlling Entity(ies) or natural person(s) who have sole or shared voting or dispositive power over the Registrable Securities:

(ii)          Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:

Telephone No.:

Fax No.:

(B)	(i)	Full legal name of Controlling Entity(ies):

(ii)          Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:

Telephone No.:

Fax No.:

(iii)         Name of shareholders:

5.	Beneficial Ownership of the Company’s Securities Owned by the Selling Securityholder

Except as set forth below in this Item (5), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3) (“Other Securities”).

Type and amount of Other Securities beneficially owned by the Selling Securityholder:

CUSIP No(s). of such Other Securities beneficially owned:

6.	Relationship with the Company

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.	Plan of Distribution

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all). Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent’s commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions):

(a)	on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale;

(b)	in the over-the-counter market;

(c)	in transactions otherwise than on such exchanges or services or in the over-the-counter market; or

(d)	through the writing of options.

In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

8.            Acknowledgments

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholders against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to items (1) through (7) above and the inclusion of such information in the Shelf Registration Statement and the related Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related Prospectus.

Once this Notice and Questionnaire is executed by the undersigned and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the undersigned with respect to the Registrable Securities beneficially owned by the undersigned and listed in Item (3) above.

This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Beneficial Owner

By:
Name:
Title:
Dated:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO NEW GENERATION BIOFUELS HOLDINGS, INC. NOT LATER THAN THE 3RD BUSINESS DAY AFTER THIS NOTICE AND QUESTIONNAIRE HAVE BEEN DELIVERED TO THE REGISTERED HOLDER AT:

New Generation Biofuels Holdings, Inc.
5850 Waterloo Road, Suite 140
Columbia, Maryland 21045
Phone: (410) 480-8084
Fax: (443) 638-0277
Attn: Cary J. Claiborne